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                               AMENDMENT NO. 1 TO
                  INSTALLMENT FACE-AMOUNT CERTIFICATE AGREEMENT

         AMENDMENT NO.1 (this "AMENDMENT"), dated as of February 23, 1999, TO INSTALLMENT FACE-AMOUNT CERTIFICATE AGREEMENT, dated as of September 15, 1998, by and among 212 CERTIFICATE COMPANY, a Delaware corporation (hereinafter, together with its successors and assigns, the "ISSUER"), PARK AVENUE RECEIVABLES CORPORATION, a Delaware corporation (hereinafter, together with its successors and assigns in such capacity, "PARCO"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as Funding Agent and as APA Bank (hereinafter, together with its successors and assigns in such capacities, the "FUNDING AGENT" and the "APA BANK").

                                  WITNESSETH:

         WHEREAS, the Issuer, the Funding Agent, the APA Bank and PARCO have entered into an Installment Face-Amount Certificate Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, the "AGREEMENT");

         WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. DEFINED TERMS. Unless otherwise defined herein, the terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement. As used herein, "EFFECTIVE DATE" shall mean the first day on which (i) each of PARCO, the APA Bank, the Funding Agent and the Issuer shall have received executed copies of this Amendment and the Face-Amount Certificate dated February 23, 1999, (ii) the Funding Agent shall have received executed copies of Amendment No. 1, dated as of February 23, 1999, to the Invest-

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ment Management Agreement and Amendment No. 1, dated as of February 23, 1999, to the Asset Purchase Agreement (iii) PARCO and the Funding Agent shall have received a Rating Confirmation (as defined in the Asset Purchase Agreement) relating to this Amendment and (iv) the Funding Agent shall have received an executed copy of an amended Swap Agreement, together with all schedules and annexes thereto, in form and substance acceptable to the Funding Agent.

         SECTION 2. AMENDMENTS TO AGREEMENT.

         The Agreement is hereby amended, effective on the Effective Date, as follows:

         (a) All references in the Agreement to the term "500,000,000" shall be deleted and shall be replaced with the term "600,000,000".

         (b) Section 1 of the Agreement shall be amended at the end of the first sentence thereof by inserting the following words before the period:

     ;PROVIDED that the aggregate principal amount of all Installment Purchases related to Additional Securities shall not exceed $100,000,000 (as permanently reduced from time to time after giving effect to any payments received by the Issuer in respect of principal of Additional Securities that are sold by the Issuer prior to a redemption or the scheduled maturity thereof); PROVIDED FURTHER that, upon payment of all principal due and owing to the Certificateholders in respect of Additional Securities prior to a redemption or the scheduled maturity thereof, (i) all references in this Agreement to the term "$600,000,000" shall be deleted and shall be replaced with the term "$500,000,000" and (ii) the immediately preceding proviso shall be deleted in its entirety; PROVIDED FURTHER that, to the extent any such Additional Securities are the subject of a redemption or are otherwise paid on the scheduled maturity date thereof, the Issuer shall be entitled to reinvest payments received in respect of such Additional Securities in Securities satisfying the requirements of this Agreement and the other Transaction Documents, which Securities shall be acquired at a market price by or through Chase Securities Inc. (or, if Chase Securities Inc. is not offering Securities satisfying the requirements of this Agreement and the other Transaction Documents, from another Person).


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         (c) Annex X to the Agreement shall be amended in the definition of
"Aggregate Commitment" by deleting the reference to the term $510,000,000" and by replacing it with "$612,000,000".

         (d) Annex X to the Agreement shall be amended by inserting the following definition in alphabetical order therein:

              "ADDITIONAL SECURITY" has the meaning specified in the Investment Guidelines.

         (e) Annex X to the Agreement shall be amended in the definition of "Amortization Event" by deleting clause (v) of such definition in its entirety and by replacing it with the following:

              "(v) The Swap Provider shall (i) cease to have short term ratings of at least A-1 by Standard and Poor's or D-1 by Duff and Phelps; or (ii) fail to comply with Section 6.14 entitled "Risk-Based Capital Ratio" (as such section may be amended from time to time, with copies to the Funding Agent) of that certain Credit Agreement, dated as of June 24, 1997, by and among ARM Financial Group, Inc., Chase Securities, Inc. as Arranger and The Chase Manhattan Bank as Administrative Agent, as amended and in effect from time to time, and in either case a Successor Swap Provider has not assumed the obligations of the Swap Provider under the Swap Agreement within thirty
     (30) days;".

         SECTION 3. EXECUTION IN COUNTERPARTS.

         This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

         SECTION 4. CONSENTS: BINDING EFFECT

         The execution and delivery by the Issuer, the Funding Agent, the APA BANK, PARCO and the Portfolio Manager of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be


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binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 5. GOVERNING LAW.

         This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. SEVERABILITY OF PROVISIONS.

         Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 7. CAPTIONS.

         The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 8. AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT.

         Except as amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
No. 1 to the Face-Amount Certificate Agreement to be executed as of the date and year first above written.

                                          212 CERTIFICATE COMPANY, as Issuer


                                          By  /s/ Robert L. Maddox
                                             -----------------------------
                                           Name:  Robert L. Maddox
                                           Title: President


                                          PARK AVENUE RECEIVABLES
                                           CORPORATION, as Purchaser


                                          By  /s/ Andrew L. Stidd
                                             -----------------------------
                                           Name:  Andrew L. Stidd
                                           Title: President


                                          THE CHASE MANHATTAN BANK, as
                                            Funding Agent


                                          By  /s/ Andrew Taylor
                                             -----------------------------
                                           Name:  Andrew Taylor
                                           Title: Vice President


                                          THE CHASE MANHATTAN BANK, as
                                           APA Bank


                                          By  /s/ Bradley S. Schwartz
                                             -----------------------------
                                           Name:  Bradley S. Schwartz
                                           Title: Vice President


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Accepted and agreed as of the
date and year first above written:

INTEGRITY CAPITAL ADVISORS, INC.,
 as Portfolio Manager


By  /s/ Barry G. Ward
  -----------------------------
 Name:  Barry G. Ward
 Title: Controller